Exhibit 99.1

ContextLogic to Acquire gChem for $850 Million

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gChem will become ContextLogic's second operating business, following the acquisition of US Salt in February 2026
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gChem is a sixty-four-year-old, vertically-integrated specialty chemicals company whose products serve highly specialized niches across diverse end markets, with decades-long customer relationships built on tailored, high-quality solutions
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ContextLogic shareholders will have the opportunity to commit additional capital in the Transaction via a rights offering, which has been fully backstopped at $9 per unit
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Transaction is expected to be materially accretive to free cash flow per unit

OAKLAND, Calif., August 5, 2026 (GLOBE NEWSWIRE) — ContextLogic Holdings Inc. (OTCQB: LOGC) ("ContextLogic") today announced that ContextLogic Holdings, LLC and its newly formed subsidiary GCH Buyer, Inc. have entered into a definitive agreement to acquire the holding company of Gaylord Chemical, L.L.C. and its subsidiaries (collectively, "gChem") from investment funds managed by EagleTree Capital ("EagleTree") and their co-investors. The transaction values gChem at an enterprise value of $850 million (the "Transaction").

Upon closing, gChem will become ContextLogic's second operating business, following the acquisition of US Salt in February 2026.

A Long-Duration Specialty Chemicals Business

gChem is a specialty chemicals company headquartered in Covington, Louisiana whose products are used in critical applications across the pharmaceuticals, semiconductors, agricultural chemicals, performance chemicals and aerospace fields. The company pioneered the commercial dimethyl sulfoxide ("DMSO") industry and has been serving customers, many pursuant to decades long relationships, for more than sixty years.

DMSO is a versatile specialty solvent valued for its effectiveness, purity, and favorable environmental and toxicological profile relative to many alternative solvents.

gChem's products are frequently qualified or specified into customer processes and formulations under demanding technical and regulatory standards. Procipient®, the company's pharmaceutical-grade DMSO, is supported by an active Type II Drug Master File with the U.S. Food and Drug Administration.

gChem operates a highly automated, vertically integrated manufacturing complex in Tuscaloosa, Alabama. The facility is fully back-integrated into its basic building blocks, all domestically sourced, and has long-term arrangements with key suppliers. gChem manufactures its own critical precursors on site and brings deep application expertise to customers working to replace toxic materials in their processes. The company's position is built on proprietary purification and manufacturing process know-how developed over decades, together with a longstanding record of safety, quality and regulatory compliance.

gChem will continue to be led by Chief Executive Officer Frank Roederer and its existing management team.

"It is rare to find businesses like gChem," said Raja Bobbili, Chairman of ContextLogic. "It serves a narrow but important global market; its products are deeply embedded in its customers' processes; and its competitive advantages have been built over decades through sustained investments, exacting qualification requirements, vertical integration, and customer trust. Frank and his team understand both what makes the business special and what will make it even better in the future. ContextLogic was created to be a long-term home for companies like this, and we are delighted to welcome gChem as our second operating business."

Management Continuity and Long-Term Ownership

Mr. Roederer has entered into a new five-year employment agreement designed to reward the creation of long-term value for ContextLogic stockholders.

“We are excited to join ContextLogic,” said Frank Roederer, Chief Executive Officer of gChem. “gChem has been built carefully over more than sixty years, and ContextLogic’s permanent ownership model gives us the freedom to continue innovating and growing with a long-term horizon. I am also glad to have the opportunity to make a meaningful investment in ContextLogic from the outset. We are looking forward to continuing our journey to replace toxic materials, supporting customers, and growing our business with safer solutions.”

Transaction Financing

The Transaction and related expenses are expected to be financed with a combination of:

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Committed equity financing of up to $870 million, which may be offset by proceeds from debt financing and a proposed rights offering (the "Rights Offering"); and
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Committed debt financing led by Blackstone Credit & Insurance, comprised of a $250 million term loan and a $25 million revolving credit facility.

ContextLogic expects to distribute rights to eligible holders of its common stock, as of a record date to be established, to purchase additional shares of ContextLogic common stock on a pro rata basis. The Rights Offering will be fully backstopped at $9.00 per unit by a consortium led by Abrams Capital and BC Partners, which includes ContextLogic Board Member Paul S. Levy. The backstop parties will not receive any fee for providing their commitments.

The record date, subscription ratio, expiration date and other terms of the Rights Offering will be described in a registration statement and prospectus to be filed with the U.S. Securities and Exchange Commission (“the SEC”). Any offer of the subscription rights or the securities issuable upon exercise of the subscription rights will be made only by means of the prospectus forming part of the registration statement, once such registration statement is declared effective.

"gChem is an important milestone for the model we are building," said Mark Ward, President of ContextLogic. "It demonstrates that exceptional businesses and management teams see ContextLogic as an attractive long-term partner — one that combines a decentralized operating model and aligned incentives with direct, owner-to-operator governance. Just as importantly, the Transaction advances our objective of growing free cash flow per share without diluting the quality of our portfolio."

Financial Outlook

After giving effect to the Transaction and the related equity financing, ContextLogic expects to have approximately 174 million units outstanding of ContextLogic Holdings, LLC, the Company's consolidated subsidiary that holds all of the Company's operating businesses.

For the full year ending December 31, 2027, the combined business is expected to generate approximately $95 million to $105 million of free cash flow.

Timing and Approvals

The Transaction is expected to close by the end of 2026, subject to the receipt of customary regulatory approvals and the satisfaction of other closing conditions.

ContextLogic continues to pursue the listing of its common stock on a national securities exchange. The Company intends to complete that process following the closing of the Transaction, subject to its satisfaction of applicable listing requirements and approval by the relevant exchange.

Investor Call Details

ContextLogic will host a conference call to discuss the Transaction on Wednesday, August 5, 2026, at 8:00 a.m. Eastern Time.

A presentation concerning the Transaction, together with a link to the live webcast and subsequent replay, will be made available on the Company's investor relations website at www.contextlogic.com. Participants may access the live conference call by registering using this online form.

Advisors

Piper Sandler acted as financial advisor to ContextLogic, and Ropes & Gray LLP acted as legal advisor to ContextLogic. Morgan Stanley & Co. LLC served as exclusive financial advisor to gChem, and Jones Day acted as legal advisor to gChem.

About ContextLogic

ContextLogic is a publicly traded business ownership platform established to acquire, own and build a collection of niche, competitively advantaged, long-duration businesses. Each operating business is led by an experienced management team with meaningful autonomy and incentives aligned with long-term value creation. ContextLogic supports its businesses through disciplined capital allocation and a governance structure designed to create direct accountability between operators and owners. For more information, please visit www.contextlogic.com.

About gChem

gChem is a U.S.-based specialty chemicals company and a leading global producer of dimethyl sulfoxide. For more than six decades, the company has supplied high-purity specialty chemicals used in pharmaceutical, agricultural, semiconductor, performance chemical, aerospace and other demanding applications. gChem is headquartered in Covington, Louisiana, and operates its principal manufacturing complex in Tuscaloosa, Alabama.

Use of Non-GAAP Financial Measure

This press release includes expected free cash flow, which is a financial measure that is not calculated in accordance with generally accepted accounting principles in the United States ("GAAP"). This non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly titled measures presented by other companies. The Company uses this financial measure to evaluate its operating performance and trends and make planning decisions. The Company believes that this non-GAAP financial measure provides useful information to investors and others in understanding and evaluating its operating results, enhancing the overall understanding of its future prospects and allowing for greater transparency with respect to a key financial metric used by its management in its financial and operational decision-making. ContextLogic defines free cash flow as operating cash flow less capital expenditures.

The Company has not provided a reconciliation of its expected 2027 free cash flow to the most directly comparable forward-looking GAAP measure because certain information necessary to provide such a reconciliation is not available without unreasonable effort. The unavailable information could have a significant effect on the Company's future GAAP financial results.

Non-GAAP financial measures should not be considered an alternative to, or more meaningful indicator of, the Company’s financial measures as prepared in accordance with GAAP.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to materially differ. All statements that address activities, events or developments that the Company intends, expects or believes may occur in the future are forward-looking statements, including, among others, statements regarding the expected timing, financing, completion and benefits of the Transaction; the proposed Rights Offering and related backstop commitments; the expected sources and uses of funds; gChem's market position, customer relationships, growth opportunities and future performance; management continuity and operating plans; the expected number of outstanding shares and common-equivalent units; expected 2027 free cash flow; ContextLogic's acquisition pipeline and capital-allocation strategy; and the Company's pursuit of a listing on a national securities exchange. These statements are typically accompanies by the words “aim,” “anticipate,” “aspire,” “believe,” “continue,” “could,” “should,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “proposed,” “potential,” “target,” “will,” “would,” or similar words, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on current expectations, estimates, assumptions and projections and are not guarantees of future performance. Risks and uncertainties include the failure to obtain required regulatory approvals or satisfy other closing conditions; the possibility that the Transaction does not close on the expected timeline or at all; the availability and funding of committed debt financing; the commencement, completion and results of the proposed Rights Offering; the performance by the backstop parties of their respective commitments; changes in financial or capital-market conditions; the ability to retain key gChem employees and customers; changes in demand, competition, feedstock availability, input costs or regulation affecting gChem; the ability to realize anticipated benefits from the Transaction; the performance of US Salt and gChem following closing; and the Company's ability to satisfy applicable requirements for a national securities exchange listing.

Additional risks are described in ContextLogic's filings with the SEC, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. All forward-looking statements are based on information currently available to ContextLogic, and ContextLogic undertakes no obligation to update any forward-looking statement except as required by law. Investors, potential investors and others are cautioned not to place considerable reliance on the forward-looking statements in this press release. You are encouraged to read any further disclosures we may make in the Company’s future reports to the SEC, available at www.sec.gov, on the Company’s website, or otherwise. ContextLogic’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors and others should give careful consideration to these risks and uncertainties.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Any offer of the subscription rights or the securities issuable upon exercise of the subscription rights will be made only pursuant to an effective registration statement and prospectus forming part of an effective registration statement , filed with the SEC, once such registration statement is declared effective. The proposed Rights Offering has not commenced, and ContextLogic stockholders should not take any action with respect to the proposed Rights Offering at this time. When available, stockholders should read the registration statement, prospectus and related documents carefully because they will contain important information about ContextLogic and the Rights Offering.

Contact

Investor Relations

ir@contextlogic.com